GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Retirement Portfolio Completion Fund

(the “Fund”)

Supplement dated July 10, 2015 to the

Prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”),

each dated February 27, 2015

Effectively immediately, Matthew Hoehn no longer serves as a portfolio manager for the Fund and Steve Jeneste will serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

All references to Mr. Hoehn in the Prospectus and SAI are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Retirement Portfolio Completion Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013 and Steve Jeneste, CFA, Managing Director, has managed the Fund since 2015.

The following replaces the second row in the table under the Quantitative Investment Strategies (“QIS”) Team in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Steve Jeneste, CFA Managing Director	Portfolio Manager—Retirement Portfolio Completion Fund	Since 2015	Mr. Jeneste joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998. He has led multi-strategy portfolio management for the Quantitative Investment Strategies team since August 2001.

This Supplement should be retained with your Prospectus and

SAI for future reference.

RPCPMSTK 07-15